Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3 TO THE AMENDED AND RESTATED

LOAN AND SERVICING AGREEMENT

This AMENDMENT NO. 3 TO THE AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT (this “Amendment”), is dated as of November 30, 2011, among Fifth Street Funding, LLC, as the borrower (in such capacity, the “Borrower”), Fifth Street Finance Corp., as the transferor (in such capacity, the “Transferor”) and as the servicer (in such capacity, the “Servicer”), Wells Fargo Securities, LLC, as the administrative agent (in such capacity, the “Administrative Agent”), Wells Fargo Bank, N.A. (as successor by merger to Wachovia Bank, National Association), as lender (in such capacity, the “Lender”) and as lender agent (in such capacity, the “Lender Agent”), Wells Fargo Bank, N.A., as the collateral agent (in such capacity, the “Collateral Agent”), account bank (in such capacity, the “Account Bank”) and collateral custodian (in such capacity, the “Collateral Custodian”). Capitalized terms used but not defined herein have the meanings provided in the Loan and Servicing Agreement (as defined below).

R E C I T A L S

WHEREAS, the above-named parties have entered into the Amended and Restated Loan and Servicing Agreement, dated as of November 5, 2010 (such agreement as further amended, modified, supplemented, waived or restated from time to time, the “Loan and Servicing Agreement”), and, pursuant to and in accordance with Section 11.01 thereof, the parties hereto desire to amend the Loan and Servicing Agreement in certain respects, as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENT.

(a) Section 1.01 of the Loan and Servicing Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

““SBA” means the United States Small Business Administration or any Governmental Authority succeeding to any or all of the functions thereof.”

““SBIC Guarantee” means the Transferor’s Liability Contract dated June 22, 2009 executed by the Servicer in favor of the SBA or any substantially similar agreement (or upon the SBA’s then applicable form) with respect to any SBIC Subsidiary.”

““SBIC Subsidiary” means each of (i) Fifth Street Mezzanine Partners IV, L.P., (ii) FSMP IV GP, LLC, (iii) Fifth Street Mezzanine Partners V, L.P., (iv) FSMP V GP, LLC, and (v) any other Subsidiary of the Servicer (or such Subsidiary’s general partner or manager entity) that is a “small business investment company” licensed by the SBA (or that has applied for such a license and is actively pursuing the granting thereof by appropriate proceedings promptly instituted and diligently conducted) under the Small Business Investment Act of 1958, as amended.”

““Senior Security” means senior securities (as such term is defined and determined pursuant to the 1940 Act and any orders of the SEC issued to the Borrower thereunder).”

(b) The definition of “Adjusted Borrowing Value” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace the number “$20,000,000” with the number “$15,000,000”.

(c) The definition of “Applicable Spread” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace the percentage “3.00%” with the percentage “2.75%” and to replace the percentage “4.50%” with the percentage “4.25%”.

(d) The definition of “Asset Coverage Ratio” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

““Asset Coverage Ratio” means, on a consolidated basis without duplication, in accordance with GAAP, for Borrower and its Subsidiaries, the ratio which the value of total assets, less all liabilities and Indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing Indebtedness of the Borrower and its Subsidiaries (all as determined pursuant to the 1940 Act and any orders of the SEC issued to the Borrower thereunder); provided that the calculation of the Asset Coverage Ratio shall be made in accordance with the Order dated December 14, 2010, issued by the Securities and Exchange Commission under Section 6(c) of the 1940 Act in the matter of Fifth Street Finance Corp., et al., only so long as (i) such Order is in effect, and (ii) no obligations have become due and owing pursuant to the terms of the SBIC Guarantee.”

(e) The definition of “Minimum Equity Amount” set forth in Section 1.01 of the Loan and Servicing Agreement is hereby amended to replace the number “$100,000,000” with the number “$75,000,000”.

(f) Section 2.07(f) of the Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(f) Limitations on Sales and Substitutions.

(i) The Outstanding Balance of all Loan Assets (other than Warranty Loan Assets) subject to clauses (ii), (iv) or (vi) of the definition of “Value Adjustment Event” which were included in any Lien Release Dividends or substituted by the Borrower pursuant to Section 2.07(a), in each case during any 12-month period (or such lesser number of months as shall have elapsed as of the date of the proposed Lien Release Dividend Date or the date of the proposed substitution, as applicable) does not exceed 10% of the highest aggregate Outstanding Balance of any month during such 12-month period (or such lesser number of months as shall have elapsed as of such date).

(ii) The Outstanding Balance of all Loan Assets (other than Warranty Loan Assets and Loan Assets that were subject to clauses (ii), (iv) or (vi) of the definition of “Value Adjustment Event” and were included in any Lien Release Dividends or substituted pursuant to Section 2.07(a)) sold pursuant to Section 2.07(b) or substituted pursuant to Section 2.07(a) during any 12-month period (or such lesser number of months as shall have elapsed as of the date of the proposed sale or substitution) does not exceed 10% of the highest aggregate Outstanding Balance of any month during such 12-month period (or such lesser number of months as shall have elapsed as of such date).”

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Loan and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Loan and Servicing Agreement, and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Loan and Servicing Agreement shall be deemed to mean the Loan and Servicing Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Loan and Servicing Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower, the Servicer, and the Transferor, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment and the Loan and Servicing Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Loan and Servicing Agreement as amended hereby by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) each of this Amendment and the Loan and Servicing Agreement as amended hereby constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and

(vi) there is no Unmatured Event of Default, Event of Default, or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon: (i) payment of the invoiced outstanding fees and disbursements of the Lenders; (ii) payment of the outstanding fees and disbursements of Dechert LLP, as counsel to the Administrative Agent and the Lenders; (iii) delivery of executed signature pages by all parties hereto to the Administrative Agent; (iv) pursuant to and in accordance with Section 2.07(g) of the Loan and Servicing Agreement, the Administrative Agent has received a Notice and Request for Consent and has given its consent to a Lien Release Dividend of the Loan Assets set forth on Exhibit A; and (v) pursuant to and in accordance with Section 3.04 of the Loan and Servicing Agreement, the Borrower shall have pledged the additional Eligible Loan Assets set forth on Exhibit B.

SECTION 5. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Loan and Servicing Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment and the Loan and Servicing Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE LOAN AND SERVICING AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE LOAN AND SERVICING AGREEMENT.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FIFTH STREET FUNDING, LLC, as the Borrower

By:	/s/ Bernard D. Berman
	Name:	Bernard D. Berman
	Title:	President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 3 to A&R LSA

FIFTH STREET FINANCE CORP., as the Servicer and Transferor

By:	/s/ Bernard D. Berman
	Name:	Bernard D. Berman
	Title:	President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 3 to A&R LSA

WELLS FARGO SECURITIES, LLC,
as the Administrative Agent

By:	/s/ Matt Jensen, CFA
	Name:	Matt Jensen, CFA
	Title:	Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 3 to A&R LSA

WELLS FARGO BANK, N.A., (as successor by merger to Wachovia Bank, National Association), as the Lender and Lender Agent

By:	/s/ Kevin Sunday
	Name:	Kevin Sunday
	Title:	Director

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

Fifth Street Funding, LLC

Amendment No. 3 to A&R LSA

WELLS FARGO BANK, N.A., as the Collateral Agent, Account Bank and Collateral Custodian

By:	/s/ Michael Roth
	Name:	Michael Roth
	Title:	V.P.

Fifth Street Funding, LLC

Amendment No. 3 to A&R LSA